UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2008 (December 31, 2007)

MQ ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	333-101399 (Commission File Number)	52-2148018 (I.R.S. Employer Identification Number)

3480 Preston Ridge Road Suite 600 Alpharetta, Georgia 30022 (Address of Principal Executive Office, including Zip Code)

(770) 300-0101 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On December 31, 2007, the Company issued a press release announcing a cash tender offer for its 12¼% Senior Discount Notes due 2012 and the related consent solicitation.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits

(c)            Exhibits.

Number	Description of Exhibit

99.1	Press Release dated December 31, 2007.

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: January 2, 2008

	By:	/s/ C. Christian Winkle
	Name:	C. Christian Winkle
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated December 31, 2007.